UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported):  October 25, 2000


                               FIRST REPUBLIC BANK
            Mortgage Pass-Through Certificates, Series 2000-FRB1 Trust
              (Exact name of registrant as specified in its charter)



New York (governing law of           033-52720          52-2237044
Pooling and Servicing Agreement)     (Commission        52-2237050
(State or other                      File Number)       Pending
jurisdiction                                            IRS EIN
of Incorporation)



       c/o Wells Fargo Bank Minnesota, N.A.
       11000 Broken Land Parkway
       Columbia, MD                                        21044
       (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code:  (410) 884-2000


       Former name or former address, if changed since last report)



ITEM 5.  Other Events

 On October 25, 2000 a distribution was made to holders of FIRST REPUBLIC BANK, Mortgage Pass-Through Certificates, Series 2000-FRB1 Trust.


ITEM 7.  Financial Statements and Exhibits

      (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K


           Exhibit Number                 Description

           EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-FRB1
                                          Trust, relating to the October
                                          25, 2000 distribution.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                FIRST REPUBLIC BANK
             Mortgage Pass-Through Certificates, Series 2000-FRB1 Trust

              By:   Wells Fargo Bank Minnesota, NA as Trustee
              By:   /s/  Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 11/08/2000


                                INDEX TO EXHIBITS

Exhibit Number              Description

EX-99.1 Monthly report distributed to holders of Mortgage Pass-Through Certificates, Series 2000-FRB1 Trust, relating to the October 25, 2000 distribution.